UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – February 29, 2012

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
February 29, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 51.68%

Argentina - 14.05%

City of Buenos Aires Argentina	USD	9.950%	03/01/2017	552,000	$556,140	(1)

Republic of Argentina:
	USD	7.000%	10/03/2015	2,485,813	2,327,826	(2)
	ARS	9.877%	12/31/2033	2,274,152	497,044	(3)
	EUR	6.840%	12/31/2033	20,223,246	17,782,705	(2)(3)
	EUR	7.820%	12/31/2033	34,273,672	30,365,840	(2)
	USD	7.470%	12/31/2033	1,333,810	1,010,361	(2)
	USD	4.383%	12/15/2035	594,000	81,675	(3)

					52,621,591

Colombia - 0.19%
Republic of Colombia	USD	6.125%	01/18/2041	571,000	703,044

Croatia - 0.60%

Croatian Government:
	USD	6.625%	07/14/2020	439,000	428,025	(4)
	USD	6.375%	03/24/2021	1,935,000	1,833,413	(1)(2)

					2,261,438

El Salvador - 0.10%
Republic of El Salvador	USD	7.750%	01/24/2023	334,000	367,400	(4)

Ghana - 0.32%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,195,470	(2)(4)

Greece - 0.40%
Hellenic Republic Government Bond	EUR	4.500%	09/20/2037	5,000,000	1,486,983

Hungary - 0.56%

Republic of Hungary:
	EUR	4.500%	01/29/2014	461,000	584,634
	GBP	5.500%	05/06/2014	65,000	96,893
	GBP	5.000%	03/30/2016	223,000	304,568
	EUR	3.500%	07/18/2016	307,000	344,597
	EUR	4.375%	07/04/2017	665,000	750,869

					2,081,561

Lithuania - 1.17%

Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	204,750	(4)
	USD	6.125%	03/09/2021	2,561,000	2,650,635	(2)(4)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Lithuania - 1.17% (continued)

Republic of Lithuania: (continued)
	USD	6.625%	02/01/2022	1,422,000	$1,531,316	(1)

					4,386,701

Mexico - 12.43%

Mexican Bonos:
	MXN	8.500%	12/13/2018	105,610,000	9,550,051
	MXN	6.500%	06/10/2021	11,160,000	890,260
	MXN	7.750%	05/29/2031	216,230,000	17,643,308
	MXN	10.000%	11/20/2036	144,160,000	14,166,629
United Mexican States	USD	5.750%	10/12/2110	4,040,000	4,312,700	(2)

					46,562,948

Panama - 0.67%

Republic of Panama:
	USD	7.125%	01/29/2026	124,000	166,315
	USD	8.875%	09/30/2027	251,000	384,971
	USD	9.375%	04/01/2029	495,000	793,238
	USD	6.700%	01/26/2036	904,000	1,179,720

					2,524,244

Poland - 0.92%
Republic of Poland	USD	5.000%	03/23/2022	3,228,000	3,435,803	(2)

Qatar - 0.48%
State of Qatar	USD	6.550%	04/09/2019	1,527,000	1,814,076	(4)

Romania - 0.10%
Romania	USD	6.750%	2/7/2022	370,000	379,944	(1)

Russia - 0.77%
Russian Federation	USD	11.000%	07/24/2018	2,041,000	2,888,015	(2)(4)

South Africa - 5.12%

Republic of South Africa:
	USD	6.875%	05/27/2019	570,000	698,250
	ZAR	7.250%	01/15/2020	135,600,000	17,540,636
	ZAR	6.750%	03/31/2021	7,380,000	914,283

					19,153,169

Turkey - 12.27%

Republic of Turkey:
	TRY	0.000%	05/15/2013	21,860,000	11,254,986	(5)
	TRY	9.000%	01/27/2016	60,000,000	34,316,584
	USD	5.625%	03/30/2021	349,000	362,524

					45,934,094

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 1.14%

Ukraine Government:
	USD	7.650%	06/11/2013	200,000	$198,750	(4)
	USD	6.875%	09/23/2015	2,000,000	1,892,500	(1)(2)
	USD	7.750%	09/23/2020	2,201,000	1,983,651	(2)(4)
	USD	7.950%	02/23/2021	206,000	187,718	(4)

					4,262,619

Venezuela - 0.39%
Republic of Venezuela	USD	8.500%	10/08/2014	1,457,000	1,463,192

TOTAL SOVEREIGN DEBT OBLIGATIONS					193,522,292

(Cost $184,001,030)

BANK LOANS - 1.58%(6)

Brazil - 0.46%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	1,764,706	1,720,588	(3)

Indonesia - 1.12%
PT Bumi Tranche A	USD	15.000%	01/18/2013	2,324,754	2,324,755	(17)
PT Bumi Tranche B	USD	15.000%	01/18/2013	1,855,452	1,855,452	(17)

					4,180,207

TOTAL BANK LOANS					5,900,795

(Cost $5,944,913)

CORPORATE BONDS - 38.00%

Argentina - 0.53%
Capex SA	USD	10.000%	03/10/2018	1,413,000	1,201,050	(1)

Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	382,500	(4)
	USD	9.750%	10/25/2022	511,000	390,915	(1)

					1,974,465

Barbados - 0.48%
Columbus International, Inc.	USD	11.500%	11/20/2014	1,639,000	1,786,510	(4)

Brazil - 4.63%
Banco Cruzeiro do Sul SA	USD	8.875%	09/22/2020	3,372,000	2,933,640	(4)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	512,000	545,280	(1)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,239,000	1,288,560	(1)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	557,000	597,382	(4)(7)
Hypermarcas SA	USD	6.500%	04/20/2021	2,150,000	2,096,250	(1)
Minerva Luxembourg SA	USD	12.250%	02/10/2022	1,670,000	1,753,500	(1)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	297,000	258,390	(1)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil - 4.63% (continued)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	1,710,100	$1,829,807	(4)
OGX Petroleo e Gas Participacoes SA	USD	8.500%	06/01/2018	2,115,000	2,215,463	(1)
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	2,106,280	2,164,203	(1)
Virgolino de Oliveira Finance Ltd.	USD	10.500%	01/28/2018	1,700,000	1,674,500	(4)

					17,356,975

China - 1.58%
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	750,000	761,250	(1)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	260,000	260,000	(4)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	762,000	756,285	(4)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,532,000	1,524,340	(1)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	850,000	(4)
West China Cement Ltd.	USD	7.500%	01/25/2016	2,000,000	1,785,000	(1)

					5,936,875

Colombia - 0.56%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	554,305	(1)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	500,000	527,500	(1)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	612,832	(1)
Grupo Aval Ltd.	USD	5.250%	02/01/2017	400,000	411,700	(1)

					2,106,337

Dominican Republic - 0.38%

Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	501,167	(4)(8)
	USD	10.000%	04/30/2016	3,621,970	905,492	(4)(8)

					1,406,659

Indonesia - 1.06%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,876,000	1,097,460	(4)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	301,950	(4)(8)
Bumi Capital Pte Ltd.	USD	12.000%	11/10/2016	2,100,000	2,352,000	(4)
PT Adaro Indonesia	USD	7.625%	10/22/2019	200,000	222,750	(4)

					3,974,160

Jamaica - 1.26%

Digicel Group Ltd.:
	USD	8.875%	01/15/2015	1,522,000	1,556,245	(4)
	USD	9.125%	01/15/2015	3,070,000	3,146,750	(1)(9)

					4,702,995

Kazakhstan - 1.89%
BTA Bank JSC	USD	10.750%	07/01/2018	11,226,945	2,975,140	(4)(8)

KazMunayGas National Co.:
	USD	8.375%	07/02/2013	991,000	1,061,609	(4)
	USD	9.125%	07/02/2018	309,000	384,319	(1)
	USD	6.375%	04/09/2021	208,000	229,320	(1)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Kazakhstan - 1.89% (continued)
Zhaikmunai LLP	USD	10.500%	10/19/2015	2,291,000	$2,434,187	(4)

					7,084,575

Mexico - 4.16%
Axtel SAB de CV	USD	7.625%	02/01/2017	70,000	61,250	(1)
BBVA Bancomer SA	USD	4.500%	03/10/2016	404,000	416,120	(4)
Cemex Espana Luxembourg	USD	9.250%	05/12/2020	1,110,000	1,021,200	(4)

Cemex SAB de CV:
	USD	5.579%	09/30/2015	3,784,000	3,367,760	(1)(3)
	USD	9.000%	01/11/2018	1,060,000	985,800	(4)
	USD	9.000%	01/11/2018	2,983,000	2,774,190	(1)
Geo Maquinaria	USD	9.625%	05/02/2021	5,014,940	4,663,894	(1)

Urbi Desarrollos Urbanos SAB de CV:
	USD	9.500%	01/21/2020	2,000,000	2,070,000
	USD	9.750%	02/03/2022	200,000	206,000	(1)

					15,566,214

Peru - 0.95%
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,120,000	(1)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	445,870	(1)

					3,565,870

Russia - 2.40%
Evraz Group SA	USD	6.750%	04/27/2018	1,000,000	987,500	(1)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	2,184,000	2,189,460	(1)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	7.750%	05/29/2018	3,000,000	3,393,750	(1)
SCF Capital Ltd.	USD	5.375%	10/27/2017	300,000	288,000	(1)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	490,000	479,587	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	6.493%	02/02/2016	1,600,000	1,640,000	(4)

					8,978,297

South Africa - 0.05%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	200,000	191,000	(4)

South Korea - 0.19%
Export-Import Bank of Korea	USD	4.375%	09/15/2021	715,000	731,767

Turkey - 0.49%
Yuksel Insaat AS	USD	9.500%	11/10/2015	2,152,000	1,818,440	(4)

Ukraine - 3.92%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,416,000	2,234,800	(1)
Metinvest BV	USD	8.750%	02/14/2018	2,268,000	2,095,065	(1)
MHP SA	USD	10.250%	04/29/2015	1,410,000	1,383,562	(4)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	4,491,000	4,064,355	(1)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	5,000,000	4,918,750	(2)

					14,696,532

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

United Arab Emirates - 0.89%
DP World Ltd.	USD	6.850%	07/02/2037	200,000	$191,000	(4)

Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	600,000	717,445
	GBP	6.000%	02/01/2017	1,900,000	2,418,149

					3,326,594

Venezuela - 12.58%

Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	43,500,726	38,443,767	(2)
	USD	5.000%	10/28/2015	167,358	139,744
	USD	5.250%	04/12/2017	3,240,000	2,567,700	(2)(4)
	USD	8.500%	11/02/2017	6,520,800	5,945,339	(2)(4)

					47,096,550

TOTAL CORPORATE BONDS					142,300,815

(Cost $148,519,888)

PARTICIPATION NOTES - 2.87%

Argentina - 0.67%
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	2,500,000	2,500,000

Ukraine - 2.20%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	8,909,000	8,251,961	(2)(4)

TOTAL PARTICIPATION NOTES					10,751,961

(Cost $11,697,044)

CREDIT LINKED NOTES - 24.06%

Argentina - 0.73%
Cablevision SA	USD	9.375%	02/12/2018	3,015,000	2,743,650	(10)

Brazil - 10.26%

Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	19,300,000	10,882,109	(11)
	BRL	10.000%	01/01/2017	37,000,000	20,745,855	(12)
	BRL	10.000%	01/01/2021	2,800,000	1,519,965	(13)
	BRL	10.000%	01/01/2021	3,200,000	1,739,147	(11)
	BRL	10.000%	01/01/2021	6,500,000	3,528,490	(13)

					38,415,566

Colombia - 4.53%

Titulos de Tesoreria - Series B:
	COP	10.000%	07/24/2024	1,375,000,000	941,334	(13)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Colombia - 4.53% (continued)

Titulos de Tesoreria - Series B: (continued)
	COP	10.000%	07/24/2024	23,400,000,000	$16,019,793	(13)

					16,961,127

Iraq - 3.48%
Republic of Iraq	JPY	2.447%	01/01/2028	1,705,173,323	13,057,823	(3)(14)

Russia - 5.06%
Russian Government	RUB	7.600%	04/14/2021	558,600,000	18,938,836	(15)

TOTAL CREDIT LINKED NOTES					90,117,002

(Cost $89,313,861)

COMMON STOCK - 1.72%

Iraq - 1.72%
Genel Energy PLC	GBP			500,000	6,427,185	(16)

TOTAL COMMON STOCK					6,427,185

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 4.96%

Money Market Mutual Funds - 4.96%

Dreyfus Treasury Prime Cash Management (0.00004% 7-Day Yield)	USD			18,577,155	18,577,155

TOTAL SHORT TERM INVESTMENTS					18,577,155

(Cost $18,577,155)

Total Investments - 124.87%					467,597,205
(Cost $466,143,197)

Liabilities in Excess of Other Assets - (24.87)%					(93,130,859)

Net Assets - 100.00%					$374,466,346

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound

JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	New Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $58,415,721, which represents approximately 15.60% of net assets as of February 29, 2012.

(2)	On February 29, 2012, securities valued at $145,556,906 were pledged as collateral for reverse repurchase agreements.
(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at February 29, 2012.
(4)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of February 29, 2012, the aggregate market value of those securities was $60,809,236, which represents approximately 16.24% of net assets.

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at February 29, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at February 29, 2012.
(8)	Security is currently in default/non-income producing.
(9)	Pay-in-kind securities.
(10)	The underlying security is issued by Deutsche Bank AG London.
(11)	The underlying security is issued by JP Morgan Chase.
(12)	The underlying security is issued by Barclays Bank PLC.
(13)	The underlying security is issued by Citigroup Global Markets.
(14)	The underlying security is issued by Merrill Lynch.
(15)	The underlying security is issued by Credit Suisse First Boston.
(16)	Non-income producing security.
(17)

This security has been valued by management as its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $4,180,207, which represents approximately 1.12% of net assets as of February 29, 2012.

Common Abbreviations:

AS	- Anonim Sirket is the Turkish term for Incorporation.
BVI	- British Virgin Islands.
BV	- Besloten Vennootschap, a Dutch private limited liability company.
ESP	- Empresa de Servicios Publicos is the Colombian term for Public Service Company.
JSC	- Joint Stock Company.
LLP	- Limited Liability Partnership.
Ltd.	- Limited.
MTN	- Medium Term Note.
OJSC	- Open Joint Stock Company.
PLC	- Public Limited Co.
Pte.	- Private.
SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SA	- Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	- A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
EUR	596,369	Purchase	03/30/2012	$794,640	$12,842
JPY	1,066,752,000	Sale	03/30/2012	13,126,146	505,474

					$518,316

EUR	570,105	Purchase	03/30/2012	$759,644	$(4,679)
EUR	40,315,998	Sale	03/30/2012	53,719,567	(1,012,798)
GBP	6,193,000	Sale	03/30/2012	9,850,328	(146,702)

					$(1,164,179)

The counterparty on all forward foreign currency contracts is JPMorgan Chase & Co.

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
February 29, 2012 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the ‘’Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Securities. “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	–	Quoted and Unadjusted Prices in active markets for identical investments

Level 2	–	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of February 29, 2012 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$193,522,292	$–	$193,522,292
Bank Loans	–	1,720,588	4,180,207	5,900,795
Corporate Bonds	–	142,300,815	–	142,300,815
Participation Notes	–	10,751,961	–	10,751,961
Credit Linked Notes	–	90,117,002	–	90,117,002
Common Stocks	6,427,185	–	–	6,427,185
Short Term Investments	18,577,155	–	–	18,577,155
Total	$25,004,340	$438,412,658	$4,180,207	$467,597,205

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$518,316	$–	$518,316
Liabilities
Forward Foreign Currency Contracts	–	(1,164,179)	–	(1,164,179)
Credit Default Swap Contracts	–	(985,317)	–	(985,317)
Total	$–	$1,631,180	$–	$1,631,180

* For detailed Country descriptions, see accompanying Statement of Investments.

** Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers between Levels 1 and 2 during the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of November 30, 2011	Accrued Discount/ Premium	Realized Gain/(Loss)*	Change in Unrealized Depreciation	Net Purchases	Transfer in and/or (out) of Level 3	Balance as of February 29, 2012	Net Change in Unrealized Depreciation Included in the Statement of Operations Attributable to Level 3 Investments Still Held at February 29, 2012
Bank Loans	$10,939,500	$-	$93,540	$1,930,500	$(8,783,333)	$-	$4,180,207	$-
Total	$10,939,500	$-	$93,540	$1,930,500	$(8,783,333)	$-	$4,180,207	$-

* Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that, when combined with the value of any Preferred Shares issued by the Fund, does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower grade, higher yield bonds are subject to credit risk to a greater extent than lower yield, higher quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps entered into by the Fund as of February 29, 2012, were as follows:

Swap Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund	Termination Date	Unrealized Depreciation
Goldman Sachs	Bolivarian Republic of Venezula US922646BJ29	$(25,000,000)	5.00%	09/20/12	$(985,317)

(g) Credit Linked Notes: The Fund may invest in Credit Linked Notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a Credit Linked Note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a Credit Linked Note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because Credit Linked Notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

(h) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

(j) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are subject to credit and market risks.

2. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 29, 2012 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Income Fund

Gross appreciation (excess of value over tax cost)	$21,219,130
Gross depreciation (excess of tax cost over value)	(20,041,662)

Net unrealized appreciation/(depreciation)	$1,177,468

Cost of investments for income tax purposes	$466,419,737

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive
Officer

Date:	April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive
Officer

Date:	April 27, 2012

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/
Principal Financial Officer

Date:	April 27, 2012